                                                                   Exhibit 10.48


                                    GUARANTY

         THIS GUARANTY (this "Guaranty") is made as of the 31st day of July, 2002, by BAYARD RUSTIN CHARTER SCHOOL, LLC, a Florida limited liability company (the "Guarantor"), in favor of SCHOOL SERVICES LLC, a Delaware limited liability company (the "Lender").

                                   WITNESSETH:

         WHEREAS, Lender, pursuant to the terms of that certain Credit and Security Agreement (as amended from time to time the "Credit Agreement"), dated as of the date hereof by and among Lender, Guarantor, Edison Schools Inc. ("Borrower"), and 110th and 5th Associates, LLC, a New York limited liability company, is making a term loan to Borrower in the original principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) (the "Term Loan"); and

         WHEREAS, the Term Loan is evidenced by that certain Term Note (the "Term Note"), dated as of the date hereof made by Borrower and payable to Lender in the original principal amount of Ten Million and 00/100 Dollars ($10,000,000.00); and

         WHEREAS, Lender, pursuant to the terms of the Credit Agreement, is making a revolving loan to Borrower in the original principal amount of up to Ten Million and 00/100 Dollars ($10,000,000.00) (the "Revolving Loan"; together with the Term Loan, collectively, the "Loans"); and

         WHEREAS, the Revolving Loan is evidenced by that certain Revolving Note (the "Revolving Note"; together with the Term Note, collectively, the "Notes"), dated as of the date hereof made by Borrower and payable to Lender in the original principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) (the Credit Agreement, the Notes and all other loan documents evidencing, governing or securing the Loans being hereinafter individually and collectively referred to as the "Facility Documents"); and

         WHEREAS, it is a condition, among others, to the Lender's willingness to make any Loans to the Borrower that the Guarantor execute and deliver this Guaranty pursuant to which the Guarantor shall guaranty the payment and performance of all Obligations (as defined in the Credit Agreement) of the Borrower under and in connection with the Credit Agreement; and

         WHEREAS, in consideration of the direct and indirect benefits to be received by the Guarantor as a result of the financing provided under the Credit Agreement, and in order to induce the Lender to enter into the Credit Agreement, the Guarantor has agreed to execute and deliver this Guaranty for the benefit of the Lender;

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1 Guaranty. The Guarantor hereby unconditionally guarantees the full and punctual payment when due (whether at stated maturity, upon acceleration, or otherwise) and the prompt performance of all of the Obligations now or hereafter owing by the Borrower to the Lender under the Facility Documents and all costs and expenses incurred by the Lender in connection with the enforcement of this Guaranty (all of the foregoing collectively, the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any of the Obligations when due, the Guarantor shall forthwith on demand pay such unpaid amount at the place and in the manner specified in the Credit Agreement or relevant Facility Document. This Guaranty is a guaranty of payment and not of collection. This Guaranty is secured by the Bayard Mortgage (as defined in the Credit Agreement).

         SECTION 2 Guaranty Unconditional. The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by any of the following, whether occurring before or after receipt by the Lender of notice of termination of this Guaranty:

              (i) any extension, renewal, settlement, compromise, waiver or release with respect to any obligation of the Borrower under the Credit Agreement or any other Facility Document, by operation of law or otherwise, or any obligation of any other guarantor of any of the Guaranteed Obligations;

              (ii) any modification, amendment or supplement to the Credit Agreement or any other Facility Document;

              (iii) any change in the corporate existence, structure or ownership of Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any other guarantor of any of the Guaranteed Obligations or its assets, or any resulting release or discharge of any obligation of the Borrower or any other guarantor of any of the Guaranteed Obligations;

              (iv) the existence of any claim, setoff or other right which the Guarantor may have at any time against the Borrower, any other guarantor of any of the Guaranteed Obligations, the Lender or any other person, whether in connection with the Credit Agreement, any other Facility Document, or any unrelated transactions;

              (v) the invalidity or unenforceability, regardless of the reason, of the Credit Agreement, any other Facility Document or any provision thereunder concerning rights or obligations of the Borrower or any other guarantor of any of the Guaranteed Obligations;

              (vi) any provision of applicable law or regulation purporting to prohibit payment by the Borrower or any other guarantor of the Guaranteed Obligations of the principal under or interest on the Credit Agreement or any other amount payable by the Borrower under any other Facility Document;

              (vii) any failure or omission to enforce any right, power or remedy: (a) under the Credit Agreement or any other Facility Document, or (b) with respect to any or all of the Guaranteed Obligations;

              (viii) the application of payments received from any source to the payment of indebtedness other than the Guaranteed Obligations, any part thereof or indebtedness which is otherwise not covered by this Guaranty even though the Lender might lawfully have elected to apply such payments to all or any part of the Guaranteed Obligations or to indebtedness which is not covered by this Guaranty;

              (ix) any release, nonperfection or invalidity of any direct or indirect security, regardless of when granted, for any obligation of the Borrower under the Credit Agreement or any other Facility Document, or any release or invalidity of obligations of any other guarantor of any of the Guaranteed Obligations; or

              (x) any other act, omission or delay of any kind by the Borrower, any other guarantor of the Guaranteed Obligations, the Lender or any other person, or any other circumstance whatsoever, which might, but for the provisions of this Section 2, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

         SECTION 3 Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The obligations of the Guarantor hereunder shall remain in full force and effect until the payment in full of all Guaranteed Obligations. If at any time any payment of principal under or interest on the Credit Agreement or relevant Facility Document or any other amount payable by the Borrower or any other party on account of the Guaranteed Obligations is voided or must be otherwise returned for whatever reason, including, without limitation in the event of the insolvency, bankruptcy or reorganization of the Borrower, the obligations of the Guarantor hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         SECTION 4 Guarantor Waivers. The Guarantor irrevocably waives: (i) notice of the acceptance hereof, as well as presentment, demand, and protest under the Credit Agreement or any other Facility Document; (ii) any requirement that notice be given at any time any action is taken by any person against the Borrower, any other guarantor of the Guaranteed Obligations, any collateral securing the Guaranteed Obligations, or any other person; and (iii) to the fullest extent permitted by law, any notice not provided for herein.

         SECTION 5 No Waivers by Lender. No failure or delay by the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement and any other Facility Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 6 Subrogation and Subordination. The Guarantor agrees not to assert any right, claim or cause of action including, without limitation, a claim for subrogation, reimbursement, indemnification or otherwise against the Borrower arising out of or by reason of this Guaranty or the obligations hereunder including, without limitation, the payment or securing or purchasing of any of the Guaranteed Obligations by the Guarantor unless and until the Guaranteed Obligations are paid in full and all commitments to lend under the Credit Agreement or relevant Facility Document are terminated. The Guarantor agrees that any and all claims of the Guarantor against the Borrower or any of the Borrower's subsidiaries, any endorser or any other guarantor of all or any part of the Guaranteed Obligations, or against any of their respective properties, shall be subordinate and subject in right of payment to the prior payment, in full, of all principal and interest, all reasonable costs of collection (including reasonable attorneys' and paralegals' fees and expenses) and any other liabilities or obligations owing to the Borrower which may arise either with respect to or under the Credit Agreement or any other Facility Document. Notwithstanding any right of the Guarantor to ask, demand, sue for, take or receive any payment from the Borrower, all rights, liens and security interests (if any) of the Guarantor, whether now or hereafter arising or howsoever existing, in any assets of the Borrower (whether constituting part of any security or collateral which may be given to the Lender to secure payment of the Guaranteed Obligations or otherwise) shall be and hereby are subordinated to the rights of the Lender in those assets. The Guarantor shall have no right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Guaranteed Obligations shall have been fully paid and satisfied and all commitments to lend under the Credit Agreement have been terminated. If all or any part of the assets of the Borrower, or the proceeds thereof, are subject to any distribution, division or application to the creditors of the Borrower, whether partial, complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, Guarantor waives any rights it may have in or to the foregoing.

         SECTION 7 Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under the Credit Agreement or any other Facility Document is stayed upon the bankruptcy of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement or any other Facility Document shall nonetheless be payable by the Guarantor hereunder forthwith on demand made by the Lender.

         SECTION 8 Guarantor Obligations Without Regard to Setoff, Counterclaim or Taxes. All payments required to be made by the Guarantor hereunder shall be made without setoff or counterclaim and free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of any nature imposed by any government or any political or taxing authority, provided however, that if the Guarantor is required by law to make such deduction or withholding, the Guarantor shall forthwith pay to the Lender, such additional amount as results in the net amount received by the Lender, equaling the full amount which would have been received by the Lender had no such deduction or withholding been made.

         SECTION 9 Setoff Rights of Lender. Without limiting the rights of the Lender under applicable law, the Guarantor authorizes the Lender to apply toward the payment of all or any part of such Guaranteed Obligations any monies, credits or other property belonging to the Guarantor, at any time held by or coming into the possession of the Lender, or any of its respective affiliates, custodians or nominees.

         SECTION 10 Notices. Any notice required or permitted to be given under this Guaranty shall be sent by United States mail (postage prepaid), telegraph or telex (charges prepaid), facsimile transmission or nationally established overnight courier service (with all charges prepaid), addressed, at the address set forth for each party on the signature page hereto, or at such other address as may be designated by either party in a notice sent in accordance with the terms of this Section 10 to the other party, and shall be deemed received (i) when received by the addressee if sent via the United States mail; (ii) when delivered to the appropriate office or machine operator for transmission if sent by telegraph or telex (answerback confirmed in the case of telexes); (iii) when receipt thereof by the addressee is confirmed by facsimile confirmation if sent by facsimile transmission; and
(iv) one business day after delivery to an overnight courier service if sent by such service.

         SECTION 11 Successors and Assigns. This Guaranty is for the benefit of the Lender and its respective successors and permitted assigns, subject to the terms and provisions of Section 9 of the Credit Agreement. In the event of an assignment of any amounts payable under the Credit Agreement or any other Facility Document in accordance with the terms and provisions of Section 9 of the Credit Agreement, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon the Guarantor and its respective successors and permitted assigns.

         SECTION 12 Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally. Any change, waiver, discharge or termination shall be in writing signed by the Guarantor and the Lender.

         SECTION 13 GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PRINCIPLES (EXCEPT FOR NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402). THE GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER FACILITY DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREBY. THE GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE AT THE OPTION OF LENDER BY ANY ONE OF THE FOLLOWING (A) DELIVERY IN PERSON, (B) BY COURIER, OR
(C) CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO THE GUARANTOR AT ITS ADDRESS NOTED BELOW.

         ANY PROCESS SERVED BY MAIL SHALL BE COMPLETE ON THE DATE IT IS MAILED. ANY PROCESS SERVED BY ANY OTHER MANNER AFOREMENTIONED SHALL BE COMPLETE ON THE DATE IT IS DELIVERED. THE GUARANTOR

CONSENTS TO SERVICE OF PROCESS AS AFORESAID. THE GUARANTOR ALSO WAIVES ANY DEFECT IN SERVICE CAUSED BY ITS FAILURE TO NOTIFY LENDER IN WRITING OF ANY CHANGE OF ADDRESS.

         NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR THE RIGHT OF LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         SECTION 14 WAIVER OF JURY TRIAL. THE GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, THE LENDER EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE NOTES, ANY OTHER FACILITY DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY BANK, ANY AGENT-RELATED PERSON, PARTICIPANT OR LENDER, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, THE LENDER EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, THE LENDER FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY, THE NOTES OR ANY OTHER FACILITY DOCUMENTS OR ANY PROVISION THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND ANY OTHER FACILITY DOCUMENTS.


                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed, by its authorized officer as of the day and year first above written and delivered to the Lender.


                                        BAYARD RUSTIN CHARTER SCHOOL, LLC

                                        By:      /s/ David Graff
                                              ----------------------------------
                                              Name:   David Graff
                                              Title:  Senior Vice President and
                                                      General Counsel


                                              NOTICE ADDRESS:
                                              c/o Edison Schools Inc.
                                              521 Fifth Avenue
                                              11th Floor
                                              New York, New York 10175
                                              Attention: General Counsel
                                              (f) (212) 419-1868


                                              LENDER NOTICE ADDRESS

                                              c/o Leeds Weld & Co.
                                              660 Madison Avenue
                                              15th Floor
                                              New York, New York 10021
                                              Attention:  Robert A. Bernstein